Business Combinations	12 Months Ended
Sep. 30, 2023
Disclosure of detailed information about business combination [abstract]
Business Combinations
6.
BUSINESS COMBINATIONS

Business combinations from prior periods

On April 30, 2021, Birkenstock’s subsidiary, BV KG acquired 100% of shareholdings, voting interests and certain assets of the Predecessor as a result of which it became the acquirer of substantially all of the business activities of the Birkenstock operations. This business combination was made to reorganize the ownership and organizational structure of BV KG under new ownership. The Transaction was accounted for as a business combination using the acquisition method of accounting. See Note 2 – Basis of presentation for the discussion of the Transaction.

The fair value of the purchase consideration in the Transaction consisted of the following:

Cash	3,042,862
Rollover equity	250,000
Vendor loan	275,000
Syndicate loan	196,163
Profit transfer	(12,942)
Consideration Transferred	3,751,083

A portion of the consideration transferred was deferred and is comprised of the Rollover Equity and Vendor Loan (as defined below).

Rollover Equity - In lieu of cash consideration of €250.0 million, the selling shareholder CB Beteiligungs GmbH & Co. KG was granted a 12% beneficial ownership in MidCo.

Vendor Loan - A loan consisting of a €275.0 million agreement with AB-Beteiligungs GmbH (“Vendor Loan”), a selling shareholder, was assumed and treated as consideration transferred.

Syndicate Loan - €196.0 million of outstanding short-term borrowings under a Predecessor syndicate loan agreement (“Syndicate Loan”) were assumed and repaid at the date of the Transaction.

Profit transfer - Per the sale and purchase agreement, the Successor was entitled to the entire net profit of the fiscal year ended September 30, 2021. Therefore, the purchase consideration was reduced by €12.9 million which represents the Successor’s claim on GmbH KG’s net profit from October 1, 2020 through April 30, 2021.

Earnout contingent consideration was also part of the Transaction. The seller is entitled to a €400.0 million earn-out if the Company’s earnings before interest, taxes, depreciation and amortization for the fiscal year 2025 is higher than €709.4 million or if the Company has a change in control event with a price at a multiple of invested capital greater than 4x; however, as of the date of the Transaction, it was not probable that the earn-out requirements will be met, therefore, the fair value of the earnout contingent consideration was determined to be zero.

The following table summarizes the fair values of assets acquired and liabilities assumed recognized at the acquisition date:

Assets
Intangible assets (other than goodwill)	1,660,603
Property, plant and equipment	153,273
Right-of-use assets	95,127
Inventories	425,192
Trade and other receivables	102,149
Other current and non-current assets	14,333
Cash and cash equivalents	92,835
Liabilities
Lease liabilities	(95,014)
Provisions for employee benefits	(6,012)
Deferred tax liabilities	(84,682)
Trade and other payables	(82,252)
Accrued liabilities	(27,194)
Other current and non-current financial liabilities	(12,947)
Contract liabilities	(4,857)
Tax liabilities	(7,269)
Total identifiable net assets	2,223,284

Consideration Transferred	3,751,083
Less: identifiable net assets	(2,223,284)
Goodwill	1,527,799

The fair values of assets acquired and liabilities assumed was determined as follows:

Intangible assets (other than goodwill)

Identifiable intangible assets acquired consist of the Birkenstock brand and customer relationships.

•
The fair value of the brand was €1,356.3 million was measured using the relief-from-royalty approach. Based on an analysis of all of the relevant factors (such as the expected usage of the asset by the entity and whether the asset could be managed efficiently by another management team; typical product life cycles for the asset and public information on estimates of useful lives of similar assets that are used in a similar way; technical, technological, commercial or other types of obsolescence; the stability of the industry in which the asset operates and changes in the market demand for the products or services output from the asset; and whether the useful life of the asset is dependent on the useful life of other assets of the entity), there is no foreseeable limit to the period over which the brand is expected to generate net cash inflows for the Company, so that the brand is considered to have an indefinite life, which is reviewed each reporting period to determine whether the indefinite life assessment continues to be supportable.
•
The fair value of customer relationships was €294.8 million, measured using the multi-period excess earnings method (“MEEM”). The customer relationships intangibles useful lives range from 8 to 15 years and is being amortized on a straight-line basis.
•
The Company considered the length of time over which the economic benefits of these assets is expected to be realized to estimate the useful life of these assets as of the acquisition date.

Property, plant and equipment

•
The fair value of land and buildings of €153.2 million was determined using an income capitalization approach, in which the forecast future cash flows are discounted to present value using a market rate of interest. The useful lives of buildings and improvements is between 10 to 50 years. Hypothetical market rent for office areas was utilized in forecasting the future cash flows.
•
The fair value of machinery and technical equipment was determined using the indirect cost method. This approach is based on new acquisition cost, derived from the historical acquisition costs of the individual assets and indexed using sector-specific indices. The new acquisition costs of the assets are adjusted to reflect the loss of value from physical consumption as well as from functional and economic ageing.
•
In addition, the Company considered the length of time over which the economic benefit of these assets is expected to be realized and estimated the useful life of these assets as of the acquisition date.

Inventories

Inventories consisting of raw materials and supplies, and unfinished goods were recognized at current replacement cost.

•
The fair values of finished goods were determined by reference to their sales prices, less a deduction for selling costs and related sales margin. The sales prices were determined using the retail method based on revenue recognized in the fiscal year ended September 30, 2020 by product. The sales margin is consistent with internal transfer prices.

Right-of-use assets and lease liabilities

•
Right-of-use assets and lease liabilities are recognized at fair value by discounting the value of the minimum lease payments over the lease term.

Deferred tax assets and liabilities

•
Deferred tax assets and liabilities are recognized to reflect the tax impact of the fair value adjustments.

Working capital other than inventory

•
The fair values of working capital balances, other than inventories, have been measured at their book values at the date of acquisition, which approximate their fair values.

The excess of the purchase consideration over the fair value of the identifiable assets acquired has been accounted for as goodwill. Goodwill is mainly attributable to the expected future growth potential of the Company and the assembled workforce which will provide future benefit to the Company. €893.0 million of goodwill is deductible for tax purposes as of May 1, 2021, €882.0 million as of September 30, 2021, and €898.0 million as of September 30, 2022. For providing deferred income taxes related to the tax-deductible portion of goodwill, the carrying amount of goodwill has been allocated to the tax-paying components based on their relative economic values at the date of the Transaction.

The results of operations have been consolidated with those of the Company from the date of acquisition. If the combination had taken place as of October 1, 2020, revenue would have been €962.1 million and net profit for the period for the Successor would have been €116.4 million.

The Company incurred €27.6 million of acquisition related costs of which €25.1 million were incurred prior to the Transaction close and are reflected in accumulated deficit of the Successor as of May 1, 2021 (See Note 2 – Basis of presentation for further details). The remaining €2.5 million were recorded in General administration expenses in the period ending September 30, 2021. Additionally, the Company incurred €55.9 million of debt issuance costs related to financing obtained as part of the Transaction. Of this amount, €3.5 million was related to the ABL Facility. The remaining €52.4 million were recorded as a reduction to Loans and borrowings (see Note 17 – Loans and borrowings for further details).

Gisela Acquisition

On August 1, 2022, BV KG’s subsidiary Components Crafting GmbH, acquired Gisela Camisao Unipessoal Lda., Arouca, Portugal, a stitching company in Portugal. The entity was subsequently renamed into S&CC Portugal Unipessoal, Lda. BV KG acquired 100% of the shares and certain assets and liabilities. This business combination was made to increase output volume locally and reduce the third-party supplier base. The transaction was accounted for as a business combination using the acquisition method of accounting.

The purchase consideration in the transaction consisted of the following:

Cash	1,054
Deferred payment	351
Consideration Transferred	1,405

The following table summarizes the fair values of assets acquired and liabilities assumed recognized at the acquisition date:

Assets
Land and buildings	118
Machinery and technical equipment	50
Factory and Office Equipment	24
Inventories	19
Trade and other receivables	349
Other current assets	6
Cash and cash equivalents	17
Liabilities
Trade and other payables	(125)
Current tax liabilities	(29)
Loans and borrowings	(91)
Other current liabilities	(151)
Total identifiable net assets	187

Consideration Transferred	1,405
Less: identifiable net assets	(187)
Goodwill	1,218

The excess of the purchase consideration over the fair value of the identifiable assets acquired has been accounted for as goodwill. Goodwill is mainly attributable to the expected future growth potential of the Company and the assembled workforce which will provide future benefit to the Company.

The results of operations have been consolidated with those of the Company from the date of acquisition. If the acquisition of S&CC Portugal Unipessoal, Lda., Arouca, Portugal had taken place as of October 1, 2021, revenue would have been €1,243.9 million and net profit for the year ended September 30, 2022 would have been €186.5 million. Furthermore, the Company incurred €0.3 million of acquisition related costs.